[graphic]
                        picture of snow-capped mountains

                                                  Annual Report October 31, 1999

Oppenheimer

Quest Small Cap
Value Fund

                                                   [logo]OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

For much of the fiscal year, large cap stocks performed better than small caps and the growth style of investing produced better results than the value style of investing.

Because small cap value investing was out of favor for much of the fiscal year, the Fund was able to buy many excellent companies at attractive prices.

While we can't predict when small cap stocks will begin outperforming the stock market as a whole, we're optimistic about the Fund as it is currently structured.

    Contents

 1   President's Letter

 3   An Interview
     with Your Fund's
     Managers

 7   Fund Performance

12   Financial
     Statements

27   Report of
     Independent
     Accountants

28   Federal
     Income Tax
     Information

29   Officers and Trustees


----------------------
Average Annual
Total Returns
For the 1-Year Period
Ended 10/31/99*

Class A
Without     With
Sales Chg.  Sales Chg.
----------------------
0.38%      -5.39%

Class B
Without     With
Sales Chg.  Sales Chg.
----------------------
-0.16%      -4.99%

Class C
Without     With
Sales Chg.  Sales Chg.
----------------------
-0.16%      -1.13%
----------------------

----------------------
  Not FDIC Insured.
  No Bank Guarantee.
  May Lose Value.
---------------------
  *See page 10 for further details.

[Photo of Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer
Quest Small Cap
Value Fund

PRESIDENT'S LETTER

Dear shareholder,
Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.
      In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.
      As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.
      Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.
      We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving

                  1  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

PRESIDENT'S LETTER

companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.
      Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.
      What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risk and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 19, 1999


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.

                  2  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[photo]
Portfolio Management
Team (l to r)
Tim McCormack
Mark Degenhart


Q How did Oppenheimer Quest Small Cap Value Fund perform during the one-year period that ended October 31, 1999?

A. In general, the past year has been difficult for small cap value investing, and the Fund's performance reflects this trying investment environment. For much of the fiscal year, large cap stocks performed better than small caps and the growth style of investing produced better results than the value style. The best part of the entire year for small cap value was the two-month period between April and May of 1999. That's when it became apparent that the Asian economic crisis was easing and the U.S. economy was not in danger of going into a recession. During that time, investors were willing to venture beyond large household names and into areas that had lagged, such as small cap value stocks.

What changed?

By the summer, investors began to fear inflation, interest rates began to rise, the U.S. economy was slowing and small cap value gave up much of the ground it had gained in the spring. This time, investors clamored for an even narrower group of stocks, primarily large cap technology, boosting those stock prices to record levels. Within the context of this volatile environment for small cap value investing, our goal has been to select companies on an individual basis that represent good businesses trading below their intrinsic worth.


                  3  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Does that mean that you avoided technology?

No, not at all. While it's true that not many Internet stocks fit our valuation criteria because of a lack of earnings, technology is a broad category. For instance, we earned a great return from a number of semiconductor manufacturers that we purchased at bargain prices and then sold when they reached our target levels. To some extent, these companies benefited from increased orders resulting from the improving global economy.

What would be an example of a technology stock you bought at a bargain price?

An example is General Semiconductor, Inc., which fell in price when a large investor group announced its intent to sell its holding in the company. We more than doubled our position in the stock at that point because we didn't believe the fundamentals of the company had changed. General Semiconductor, Inc., which mass produces semiconductor chips that go into virtually every electronic device, saw the price of these chips deteriorate last year. The reason: its Asian competitors had nowhere to ship their products, so they flooded the world market at bargain prices. Now that Asia is recovering, we believe the pricing should improve, and the company's profitability should also return to healthy levels.


[callout]
"Our long-term strategy is to select companies on an individual basis that represent good businesses trading below their intrinsic worth."
[end callout]

                  4  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

Did you emphasize particular industries or sectors during the fiscal year?

For the most part, any sector emphasis is merely a residual of our individual stock selection process. However, patterns can still emerge. The insurance industry is a fairly large weighting in the portfolio because we believe that pricing will improve dramatically next year. An unusual number of natural disasters around the world has forced the industry to raise prices to cover the costs of these losses. The portfolio's largest holding, RenaissanceRe Holdings Ltd., is a reinsurance company that stands to gain from improved pricing in January when most policies are renewed. In the meantime, the company has a return on equity of 18%, which is very high for an insurance concern.

      Although healthcare as a sector has been under pressure due to the congressional debate over the expansion of Medicare, we recently purchased Dentsply International, Inc., the largest U.S. manufacturer of dental equipment and supplies. Unlike the rest of healthcare, dentistry is generally unaffected by Medicare and managed care controversies because patients pay a large portion of the bill out of their own pocket. In addition, the dental equipment and supply industry is highly fragmented, and Dentsply International, Inc. is buying small "mom-and-pop" competitors, which creates efficiencies of scale that immediately boost earnings.

[callout]
Average Annual
Total Returns
For the Periods Ended 9/30/99(1)

Class A
1-Year   5-Year  10-Year
--------------------------
2.87%    6.97%   9.60%

Class B          Since
1-Year   5-Year  Inception
--------------------------
3.64%    7.38%   6.96%

Class C          Since
1-Year   5-Year  Inception
--------------------------
7.58%   7.67%    6.95%

[end callout]

1. See page 10 for further details.

                  5  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

What is your outlook for the Fund over the coming months?

While we can't predict when small cap stocks will begin outperforming the stock market as a whole, we can say that we're optimistic about the Fund as it is currently structured. One statistic--the price-to-earnings ratio--is a commonly used measure of stock value: Typically, the lower the P/E, the more attractive the stock's price. The average stock in the Russell 2000 Index sells for 25 times its projected 1999 earnings, while the average stock in the Fund sells for only 15 times projected 1999 earnings. We believe that we are buying higher return companies at lower prices, which helps make Oppenheimer Quest Small Cap Value Fund an important part of The Right Way to Invest.


Top 10 Stock Holdings(2)
----------------------------------------------------------
RenaissanceRe Holdings Ltd.                           4.7%
----------------------------------------------------------
Cambrex Corp.                                         4.4
----------------------------------------------------------
MSC Industrial Direct Co., Inc., Cl. A                4.4
----------------------------------------------------------
Dentsply International, Inc.                          4.2
----------------------------------------------------------
Wallace Computer Services, Inc.                       3.6
----------------------------------------------------------
Harman International Industries, Inc.                 3.6
----------------------------------------------------------
First Health Group Corp.                              3.6
----------------------------------------------------------
AmeriSource Health Corp., Cl. A                       3.4
----------------------------------------------------------
General Semiconductor, Inc.                           3.3
----------------------------------------------------------
Horace Mann Educators Corp.                           3.3


Top Five Industries(2)
----------------------------------------------------------
Insurance                                            13.9%
----------------------------------------------------------
Industrial Services                                  12.9
----------------------------------------------------------
Healthcare/Supplies & Services                       10.8
----------------------------------------------------------
Healthcare/Drugs                                      8.8
----------------------------------------------------------
Manufacturing                                         8.3
----------------------------------------------------------

Sector Allocation(2)
[pie chart]

Capital Goods   26.9%
Healthcare      19.6
Financial       13.9
Consumer
Cyclical        10.0
Consumer
Staples          6.9
Basic Materials  6.7
Energy           5.4
Communication
Services         4.8
Technology       4.0
Transportation   1.8

2. Portfolio is subject to change. Percentages are as of October 31, 1999, and are based on total market value of common stock.


                  6  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. For the Fund's fiscal year that ended October 31, 1999, Oppenheimer Quest Small Cap Value Fund was negatively impacted by strong investor preference for large cap stocks. However, the Fund was able to benefit from its stock selections in technology and cyclical industrials. On the other hand, many of the Fund's small cap value stocks were hurt in this difficult investment environment. We have continued to hold many of these positions because we believe they have the potential to recover well over the long term. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 1999. In the case of Class A shares, performance is measured from the inception of the Class on January 3, 1989; in the case of Class B and Class C, performance is measured from inception of those classes on September 1, 1993. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charges on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
      The Fund's performance is compared to that of the Russell 2000 Index. The Russell 2000 Index is an index of the 2,000 smallest securities in the Russell 3000 Index with market values ranging from $25 million to $275 million. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                  7  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Small Cap Value Fund (Class A) and Russell 2000 Index

             Oppenheimer Quest
             Small Cap Value Fund Class A         Russell 2000 Index
1.3.89        9425                                10000
10.31.89     10283                                11505
              8398                                 8367
10.31.91     13018                                13273
             14528                                14532
10.31.93     18917                                19243
             18925                                19175
10.31.95     20593                                22693
             24128                                26462
10.31.97     32022                                34224
             27203                                30171
10.31.99     27307                                34656


Average Annual Total Return of Class A Shares of the Fund at 10/31/99(1) 1-Year -5.39% 5-Year 6.34% 10-Year 9.61%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Small Cap Value Fund (Class B) and Russell 2000 Index

             Oppenheimer Quest
             Small Cap Value Fund Class B     Russell 2000 Index
9.1.93       10000                            10000
10.31.93     10273                            10547
10.31.94     10233                            10510
10.31.95     11069                            12438
10.31.96     12904                            14503
10.31.97     17040                            18758
10.31.98     14404                            16536
10.31.99     14382                            18995


Average Annual Total Return of Class B Shares of the Fund at 10/31/99(1) 1-Year -4.99% 5-Year 6.74% Life 6.09%


                  8  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Small Cap Value Fund (Class C) and Russell 2000 Index

             Oppenheimer Quest
             Small Cap Value Fund Class C     Russell 2000 Index
9.1.93       10000                            10000
10.31.93     10279                            10547
10.31.94     10227                            10510
10.31.95     11069                            12438
10.31.96     12901                            14503
10.31.97     17037                            18758
10.31.98     14404                            16536
10.31.99     14382                            18995


Average Annual Total Return of Class C Shares of the Fund at 10/31/99(1) 1-Year -1.13% 5-Year 7.06% Life 6.07%


The performance information for Russell 2000 Index in the graphs begins on 12/31/88 for Class A, and on 8/31/93 for both Class B and Class C.
1. See page 10 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

                  9  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's sub-advisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's sub-advisor.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A shares of the Fund were first publicly offered on 1/3/89. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares are subject to an annual 0.25% asset-based sales charge.

Class B shares of the Fund were first publicly offered on 9/1/93. Class
B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.

                  10  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

                                                                      Financials






                11    OPPENHEIMER QUEST SMALL CAP VALUE FUND

STATEMENT OF INVESTSTMENTS  October 31, 1999

                                                                       Market Value
                                                             Shares      See Note 1
====================================================================================
 Common Stocks--90.6%
------------------------------------------------------------------------------------
 Basic Materials--6.1%
------------------------------------------------------------------------------------
 Chemicals--6.1%
 Cambrex Corp.                                               333,700     $10,094,425
------------------------------------------------------------------------------------
 M. A. Hanna Co.                                              84,000         897,750
------------------------------------------------------------------------------------
 McWhorter Technologies, Inc.(1)                             119,600       1,637,025
------------------------------------------------------------------------------------
 Spartech Corp.                                               99,200       2,839,600
                                                                          ----------
                                                                          15,468,800

------------------------------------------------------------------------------------
 Capital Goods--24.4%
------------------------------------------------------------------------------------
 Aerospace/Defense--2.3%
 Precision Castparts Corp.                                   196,600       5,799,700
------------------------------------------------------------------------------------
 Electrical Equipment--2.9%
 Baldor Electric Co.                                         244,800       4,758,300
------------------------------------------------------------------------------------
 Technitrol, Inc.                                             69,500       2,528,062
                                                                          ----------
                                                                           7,286,362

------------------------------------------------------------------------------------
 Industrial Services--11.7%
 GP Strategies Corp.(1)                                      136,200       1,600,350
------------------------------------------------------------------------------------
 MSC Industrial Direct Co., Inc., Cl. A(1)                 1,050,500      10,045,406
------------------------------------------------------------------------------------
 Staff Leasing, Inc.(1)                                      225,000       1,954,687
------------------------------------------------------------------------------------
 Tetra Tech, Inc.(1)                                         440,475       6,992,541
------------------------------------------------------------------------------------
 Tetra Technologies, Inc.(1)                                  90,800         754,775
------------------------------------------------------------------------------------
 Wallace Computer Services, Inc.                             380,400       8,416,350
                                                                         -----------
                                                                          29,764,109

------------------------------------------------------------------------------------
 Manufacturing--7.5%
 Albany International Corp., Cl. A(1)                        225,178       3,419,891
------------------------------------------------------------------------------------
 Flowserve Corp.                                             109,800       1,852,875
------------------------------------------------------------------------------------
 Interpool, Inc.                                             349,200       2,662,650
------------------------------------------------------------------------------------
 Lindsay Manufacturing Co.                                   128,000       2,600,000
------------------------------------------------------------------------------------
 Paxar Corp.(1)                                              466,500       4,344,281
------------------------------------------------------------------------------------
 SPS Technologies, Inc.(1)                                   141,300       4,380,300
                                                                          ----------
                                                                          19,259,997

------------------------------------------------------------------------------------
 Communication Services--4.4%
------------------------------------------------------------------------------------
 Telecommunications: Long Distance--4.4%
 General Semiconductor, Inc.(1)                              735,400       7,721,700
------------------------------------------------------------------------------------
 L-3 Communications Holdings, Inc.(1)                         80,500       3,396,094
                                                                          ----------
                                                                          11,117,794

                  12  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

                                                                       Market Value
                                                             Shares      See Note 1
------------------------------------------------------------------------------------
 Consumer Cyclicals--9.0%
------------------------------------------------------------------------------------
 Autos & Housing--4.2%
 Carlisle Cos., Inc.                                          73,300     $ 2,437,225
------------------------------------------------------------------------------------
 Harman International Industries, Inc.                       205,400       8,395,725
                                                                         -----------
                                                                          10,832,950

------------------------------------------------------------------------------------
 Retail: Specialty--4.8%
 G & K Services, Inc., Cl. A                                  96,100       3,609,756
------------------------------------------------------------------------------------
 Regis Corp. of Minnesota                                    166,600       3,092,512
------------------------------------------------------------------------------------
 Shopko Stores, Inc.(1)                                      221,900       5,561,369
                                                                         -----------
                                                                          12,263,637

------------------------------------------------------------------------------------
 Consumer Staples--6.2%
------------------------------------------------------------------------------------
 Food--5.4%
 Del Monte Foods Co.(1)                                      428,000       5,965,250
------------------------------------------------------------------------------------
 Earthgrains Co.                                             185,300       4,227,156
------------------------------------------------------------------------------------
 Performance Food Group Co.(1)                               137,100       3,718,837
                                                                         -----------
                                                                          13,911,243

------------------------------------------------------------------------------------
 Household Goods--0.8%
 Ruddick Corp.                                               113,400       1,934,887
------------------------------------------------------------------------------------
 Energy--4.9%
------------------------------------------------------------------------------------
 Energy Services--4.9%
 Cabot Oil & Gas Corp., Cl. A                                280,700       4,526,287
------------------------------------------------------------------------------------
 Eastern Enterprises                                          53,900       2,755,638
------------------------------------------------------------------------------------
 St. Mary Land & Exploration Co.                             204,000       5,202,000
                                                                         -----------
                                                                          12,483,925

------------------------------------------------------------------------------------
 Financial--12.6%
------------------------------------------------------------------------------------
 Insurance--12.6%
 Annuity & Life RE Holdings Ltd.                             265,800       6,246,300
------------------------------------------------------------------------------------
 E.W. Blanch Holdings, Inc.                                   55,600       3,600,100
------------------------------------------------------------------------------------
 Horace Mann Educators Corp.                                 268,500       7,568,344
------------------------------------------------------------------------------------
 RenaissanceRe Holdings Ltd.                                 297,700      10,847,444
------------------------------------------------------------------------------------
 Trenwick Group, Inc.                                        188,677       3,832,502
                                                                         -----------
                                                                          32,094,690

------------------------------------------------------------------------------------
 Healthcare--17.8%
------------------------------------------------------------------------------------
 Healthcare/Drugs--8.0%
 AmeriSource Health Corp., Cl. A(1)                          516,000       7,740,000
------------------------------------------------------------------------------------
 Dentsply International, Inc.                                415,600       9,636,725
------------------------------------------------------------------------------------
 Trigon Healthcare, Inc.(1)                                  103,900       2,948,163
                                                                         -----------
                                                                          20,324,888

                  13  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

                                                                       Market Value
                                                             Shares      See Note 1
------------------------------------------------------------------------------------
 Healthcare/Supplies & Services--9.8%
 American Medical Security Group, Inc.(1)                    503,200     $ 2,264,400
------------------------------------------------------------------------------------
 CorVel Corp.(1)                                             263,600       5,667,400
------------------------------------------------------------------------------------
 First Health Group Corp.(1)                                 360,400       8,379,300
------------------------------------------------------------------------------------
 Shared Medical Systems Corp.                                161,800       6,107,950
------------------------------------------------------------------------------------
 Vital Signs, Inc.                                           117,300       2,536,613
                                                                         -----------
                                                                          24,955,663

------------------------------------------------------------------------------------
 Technology--3.6%
------------------------------------------------------------------------------------
 Computer Software--2.1%
 Analysts International Corp.                                131,200       1,533,400
------------------------------------------------------------------------------------
 Policy Management Systems Corp.(1)                          180,200       3,457,588
------------------------------------------------------------------------------------
 Systems & Computer Technology Corp.(1)                       42,700         459,025
                                                                         -----------
                                                                           5,450,013

------------------------------------------------------------------------------------
 Electronics--1.5%
 BMC Industries, Inc.                                        655,200       3,808,350
------------------------------------------------------------------------------------
 Transportation--1.6%
------------------------------------------------------------------------------------
 Air Transportation--1.6%
 Air Express International Corp.                             153,700       4,092,263
------------------------------------------------------------------------------------
 Total Common Stocks (Cost $244,527,804)                                 230,849,271


                                                               Face
                                                              Amount
====================================================================================
 Short-Term Notes--8.3%(2)
------------------------------------------------------------------------------------
 Federal Home Loan Bank, 5.16%, 11/1/99                  $ 9,549,000       9,549,000
------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 5.09%, 11/23/99         11,695,000      11,658,622
------------------------------------------------------------------------------------
 Total Short-Term Notes (Cost $21,207,622)                                21,207,622
------------------------------------------------------------------------------------
 Total Investments, at Value  (Cost $265,735,426)               98.9%    252,056,893
------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                 1.1       2,909,833
                                                                        ------------
 Net Assets                                                    100.0%   $254,966,726
                                                                        ============








 Footnotes TO STATEMENT OF INVESTMENTS

 1. Non-income-producing security.
 2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

 See accompanying Notes to Financial Statements.

                  14  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 1999

======================================================================================================
 Assets
 Investments, at value (cost $265,735,426)--see accompanying statement                   $ 252,056,893
------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                            5,137,372
 Shares of beneficial interest sold                                                            826,646
 Interest and dividends                                                                         18,358
 Other                                                                                          42,058
                                                                                         -------------
 Total assets                                                                              258,081,327

======================================================================================================
 Liabilities
 Bank overdraft                                                                                 33,893
------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                       2,104,625
 Shares of beneficial interest redeemed                                                        667,673
 Shareholder reports                                                                           120,557
 Transfer and shareholder servicing agent fees                                                  70,867
 Distribution and service plan fees                                                             54,364
 Trustees' compensation                                                                         23,951
 Other                                                                                          38,671
                                                                                         -------------
 Total liabilities                                                                           3,114,601

======================================================================================================
 Net Assets                                                                               $254,966,726
                                                                                         =============
======================================================================================================
 Composition of Net Assets
------------------------------------------------------------------------------------------------------
 Par value of shares of beneficial interest                                                  $ 153,656
------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                276,619,440
------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                         (22,637)
------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                   (8,105,200)
------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                                (13,678,533)
------------------------------------------------------------------------------------------------------
 Net assets                                                                               $254,966,726
                                                                                         =============
======================================================================================================
 Net Asset Value Per Share
------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $151,058,537 and 8,981,010 shares of beneficial interest outstanding)                          $16.82
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                    $17.85
------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $82,948,895
 and 5,095,059 shares of beneficial interest outstanding)                                       $16.28
------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,959,294
 and 1,289,503 shares of beneficial interest outstanding)                                       $16.25

 See accompanying Notes to Financial Statements.

                  15  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 1999

======================================================================================================
 Investment Income
 Dividends                                                                                 $ 2,446,994
------------------------------------------------------------------------------------------------------
 Interest                                                                                    1,486,229
                                                                                           -----------
 Total income                                                                                3,933,223

======================================================================================================
 Expenses
 Management fees                                                                             2,901,782
------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                       851,468
 Class B                                                                                       949,036
 Class C                                                                                       249,799
------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                 822,895
------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                           238,174
------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                         31,127
------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                    13,308
------------------------------------------------------------------------------------------------------
 Other                                                                                         224,081
                                                                                           -----------
 Total expenses                                                                              6,281,670
 Less expenses paid indirectly                                                                  (5,993)
                                                                                           -----------
 Net expenses                                                                                6,275,677

======================================================================================================
 Net Investment Loss                                                                        (2,342,454)

======================================================================================================
 Realized and Unrealized Gain (Loss)
 Net realized loss on investments                                                           (7,872,596)
------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on investments                       11,641,212
                                                                                           -----------
 Net realized and unrealized gain                                                            3,768,616

======================================================================================================
 Net Increase in Net Assets Resulting from Operations                                       $1,426,162
                                                                                           ===========


                  16  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,                                                              1999          1998
======================================================================================================
 Operations
------------------------------------------------------------------------------------------------------
 Net investment loss                                                       $ (2,342,454)  $ (2,004,739)
------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                    (7,872,596)     9,954,218
 -----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                        11,641,212    (64,930,588)
                                                                            --------------------------
 Net increase (decrease) in net assets resulting from operations              1,426,162    (56,981,109)

======================================================================================================
 Dividends and/or Distributions to Shareholders
 Distributions from net realized gain:
 Class A                                                                     (5,782,692)   (15,926,177)
 Class B                                                                     (3,157,168)    (7,220,162)
 Class C                                                                       (839,170)    (2,252,552)
------------------------------------------------------------------------------------------------------
 Distributions in excess of net realized gain:
 Class A                                                                       (137,547)            --
 Class B                                                                        (75,096)            --
 Class C                                                                        (19,960)            --

======================================================================================================
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                    (28,052,430)    51,212,817
 Class B                                                                    (11,675,938)    43,679,239
 Class C                                                                     (5,034,538)     9,563,688

======================================================================================================
 Net Assets
 Total increase (decrease)                                                  (53,348,377)    22,075,744
------------------------------------------------------------------------------------------------------
 Beginning of period                                                        308,315,103    286,239,359
                                                                          ----------------------------
 End of period (including overdistributed net investment
 income of $22,637 and $8,314, respectively)                               $254,966,726   $308,315,103
                                                                          ============================

 See accompanying Notes to Financial Statements.

                  17  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A   Year Ended October 31,                 1999        1998       1997         1996(1)      1995
======================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period          $17.29      $22.26     $19.03       $17.31       $16.33
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.10)       (.09)      (.07)         .03          .11(2)
 Net realized and unrealized gain (loss)          .18       (3.02)      5.66         2.79         1.29
                                               -------------------------------------------------------
 Total income (loss) from
 investment operations                            .08       (3.11)      5.59         2.82         1.40
------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              --          --         --         (.11)          --
 Distributions from net realized gain            (.54)      (1.86)     (2.36)        (.99)        (.42)
 Distributions in excess of net realized ga      (.01)         --         --           --           --
                                               -------------------------------------------------------
 Total dividends and distributions
 to shareholders                                 (.55)      (1.86)     (2.36)       (1.10)        (.42)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $16.82      $17.29     $22.26       $19.03       $17.31
                                               =======================================================

======================================================================================================
 Total Return, at Net Asset Value(3)             0.38%     (15.05)%    32.72%       17.17%        8.82%

======================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                              $151,059    $183,567   $181,973     $102,746     $116,307
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $170,205    $201,952   $131,503     $117,765     $119,440
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                   (0.60)%     (0.42)%    (0.32)%       0.11%        0.67%
 Expenses                                        1.96%       1.80(5)    1.78%(5)       1.90%(5)     1.80%(5)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                        87%         65%        82%          70%          76%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $225,134,385 and $271,122,437, respectively.

 See accompanying Notes to Financial Statements.

                  18  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

 Class B     Year Ended October 31,              1999        1998       1997         1996(1)      1995
======================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period          $16.84      $21.83     $18.79       $17.11       $16.24
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.22)       (.12)      (.05)        (.06)        .022
 Net realized and unrealized gain (loss)          .21       (3.01)      5.45         2.76         1.27
                                               -------------------------------------------------------
 Total income (loss) from
 investment operations                           (.01)      (3.13)      5.40         2.70         1.29
------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              --          --         --         (.03)          --
 Distributions from net realized gain            (.54)      (1.86)     (2.36)        (.99)        (.42)
 Distributions in excess of net realized
 gain                                            (.01)         --         --           --           --

                                               -------------------------------------------------------
 Total dividends and distributions
 to shareholders                                 (.55)      (1.86)     (2.36)       (1.02)        (.42)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $16.28      $16.84     $21.83       $18.79       $17.11
                                               =======================================================

======================================================================================================
 Total Return, at Net Asset Value(3)            (0.16)%    (15.47)%    32.05%       16.57%        8.17%

======================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                                $82,949     $98,041    $79,754      $30,766      $23,440
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $94,863     $97,818    $47,462      $26,478      $20,105
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                   (1.10)%     (0.92)%    (0.80)%      (0.37)%       0.09%
 Expenses                                        2.45%       2.31%(5)   2.27%(5)     2.38%(5)     2.37%(5)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                        87%         65%        82%          70%          76%



1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $225,134,385 and $271,122,437, respectively.

 See accompanying Notes to Financial Statements.

                  19  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

 Class C         Year Ended October 31,          1999        1998       1997         1996(1)      1995
------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period          $16.81      $21.79     $18.76       $17.11       $16.23
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.25)       (.13)      (.08)        (.05)         .01(2)
 Net realized and unrealized gain (loss)          .24       (2.99)      5.47         2.75         1.29
                                               -------------------------------------------------------
 Total income (loss) from
 investment operations                           (.01)      (3.12)      5.39         2.70         1.30
------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              --          --         --         (.06)          --
 Distributions from net realized gain            (.54)      (1.86)     (2.36)        (.99)        (.42)
 Distributions in excess of net realized
 gain                                            (.01)         --         --           --           --
                                               -------------------------------------------------------
 Total dividends and distributions
 to shareholders                                 (.55)      (1.86)     (2.36)       (1.05)        (.42)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $16.25      $16.81     $21.79       $18.76       $17.11
                                               =======================================================

======================================================================================================
 Total Return, at Net Asset Value(3)            (0.16)%    (15.45)%    32.05%       16.55%        8.24%

======================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                               $20,959      $26,70    $24,512      $13,181       $9,068
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $24,964     $28,647    $17,401      $11,501       $6,114
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                   (1.10)%     (0.92)%    (0.81)%      (0.40)%       0.08%
 Expenses                                        2.45%       2.31%(5)   2.28%(5)     2.40%(5)     2.38%(5)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(6)                        87%         65%        82%          70%          76%


1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $225,134,385 and $271,122,437, respectively.

 See accompanying Notes to Financial Statements.

                  20  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Small Cap Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                  21  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Continued


================================================================================
1. Significant Accounting Policies Continued

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $7,549,000, expiring in 2007.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1999, a provision of $14,323 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $22,637 as of October 31, 1999.
     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1999, amounts have been reclassified to reflect a decrease in additional paid-in capital of $2,328,131. Overdistributed net investment income was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                  22  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Year Ended October 31, 1999  Year Ended October 31, 1998
                                 Shares         Amount        Shares         Amount
-----------------------------------------------------------------------------------
 Class A
 Sold                         4,182,148  $  73,860,752     5,051,210   $102,403,615
 Dividends and/or
 distributions reinvested       333,175      5,733,935       768,695     15,266,280
 Redeemed                    (6,148,237)  (107,647,117)   (3,380,773)   (66,457,078)
                             ------------------------------------------------------
 Net increase (decrease)     (1,632,914) $ (28,052,430)    2,439,132   $ 51,212,817
                             ======================================================
-----------------------------------------------------------------------------------
 Class B
 Sold                         1,802,096  $  30,900,063     3,034,078   $ 60,041,228
 Dividends and/or
 distributions reinvested       185,249      3,099,205       356,031      6,914,130
 Redeemed                    (2,714,320)   (45,675,206)   (1,222,121)   (23,276,119)
                             ------------------------------------------------------
 Net increase (decrease)       (726,975) $ (11,675,938)    2,167,988   $ 43,679,239
                             ======================================================
-----------------------------------------------------------------------------------
 Class C
 Sold                           778,674  $  13,281,277       941,618   $ 18,583,330
 Dividends and/or
 distributions reinvested        49,695        829,897       109,265      2,118,649
 Redeemed                    (1,127,488)   (19,145,712)     (587,036)   (11,138,291)
                             ------------------------------------------------------
 Net increase (decrease)       (299,119) $  (5,034,538)      463,847   $  9,563,688
                             ======================================================



================================================================================
3. Unrealized Gains and Losses on Securities

As of October 31, 1999, net unrealized depreciation on securities of $13,678,533 was composed of gross appreciation of $19,722,348, and gross depreciation of $33,400,881.


                   23 |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS      Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million and 0.85% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended October 31, 1999, was 1.00% of the average annual net assets for each class of shares.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1999, the Manager paid $1,020,438 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1999, the Fund paid OFS $792,280.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate         Class A    Commissions    Commissions     Commissions
                        Front-End       Front-End     on Class A     on Class B      on Class C
                    Sales Charges   Sales Charges         Shares         Shares          Shares
                       on Class A     Retained by    Advanced by    Advanced by     Advanced by
 Year Ended                Shares     Distributor    Distributor(1) Distributor(1)  Distributor(1)
--------------------------------------------------------------------------------------------------
 October 31, 1999        $641,725        $152,193       $147,940       $779,449         $67,942

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                 Class A                  Class B                  Class C
                     Contingent Deferred      Contingent Deferred      Contingent Deferred
                           Sales Charges            Sales Charges            Sales Charges
 Year Ended      Retained by Distributor  Retained by Distributor  Retained by Distributor
-------------------------------------------------------------------------------------------
 October 31 , 1999                $2,502                 $424,336                  $15,289

      The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                   24 |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an auunual rate of 0.25% of average annual net assets of Class A shares of the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $851,468, all of which was paid by the Distributor to recipients. That included $23,779 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.



                  25  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS      Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates Continued

Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:

                                                       Distributor's  Distributor's
                                                           Aggregate   Unreimbursed
                                                        Unreimbursed  Expenses as %
                    Total Payments     Amount Retained      Expenses  of Net Assets
                        Under Plan      by Distributor    Under Plan       of Class
------------------------------------------------------------------------------------
 Class B Plan             $949,036            $785,541    $2,257,229           2.72%
 Class C Plan              249,799             116,378       293,629           1.40


================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended October 31, 1999.



                  26  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Small Cap Value Fund (one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund) at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of securities at October 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
November 19, 1999



                  27  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION     Unaudited


================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Distributions of $0.5481 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 15, 1998, all of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                  28  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

OPPENHEIMER QUEST SMALL CAP VALUE FUND

 A Series of Oppenheimer Quest for Value Funds
=================================================================================================
 Officers and Trustees      Bridget A. Macaskill, Chairman of the Board of Trustees and President
                            Paul Y. Clinton, Trustee
                            Thomas W. Courtney, Trustee
                            Robert G. Galli, Trustee
                            Lacy B. Herrmann, Trustee
                            George Loft, Trustee
                            O. Leonard Darling, Vice President
                            Andrew J. Donohue, Secretary
                            Brian W. Wixted, Treasurer
                            Robert G. Zack, Assistant Secretary
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer

=================================================================================================
 Investment Advisor         OppenheimerFunds, Inc.

=================================================================================================
 Sub-Advisor                OpCap Advisors

=================================================================================================
 Distributor                OppenheimerFunds Distributor, Inc.

=================================================================================================
 Transfer and Shareholder   OppenheimerFunds Services
 Servicing Agent

=================================================================================================
 Custodian of               Citibank, N.A.
 Portfolio Securities

=================================================================================================
 Independent Accountants    PricewaterhouseCoopers LLP

=================================================================================================
 Legal Counsel              Mayer, Brown & Platt

                            This is a copy of a report to shareholders of Oppenheimer Quest Small
                            Cap Value Fund. This report must be preceded or accompanied by a
                            Prospectus of Oppenheimer Quest Small Cap Value Fund. For material information concerning the Fund, see the Prospectus.

                            Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                  29  |  OPPENHEIMER QUEST SMALL CAP VALUE FUND

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.



Internet
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--------------------------------------------------------------------------------
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OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

                                                       [logo]OppenheimerFunds(R)
RA0251.001.1099  December 30, 1999                             Distributor, Inc.